SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [ XX ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[XX]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


                       FEDERATED TOTAL RETURN SERIES, INC.

(Name of Registrant as Specified In Its Charter)


                            Federated Investors, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [XX] No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount Previously Paid:

         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------

      3) Filing Party:

         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------






                   FEDERATED LIMITED DURATION GOVERNMENT FUND

                                  PLEASE VOTE!

Federated Limited Duration Government Fund (the "Fund"), a portfolio of Federated Total Return Series, Inc. (the "Corporation") will host a special meeting of shareholders on October 26, 1998. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide how to vote.

                                             TIME IS OF THE ESSENCE. . .
     VOTING                                  ONLY TAKES A FEW MINUTES
                                             AND YOUR PARTICIPATION
                                             IS IMPORTANT! BE SURE TO
                                             COMPLETE AND RETURN YOUR
                                             PROXY CARD PROMPTLY TO
                                             AVOID ADDITIONAL EXPENSE
                                             TO THE FUND.

Following is an introduction to the proposal.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the ones included in this Proxy Statement. You have a right to vote on these changes.

WHAT ARE THE ISSUES I AM BEING ASKED TO VOTE ON?
1. To amend the Investment Advisory Contract between Federated Management and the Corporation, on behalf of the Fund. 2. To adopt a Rule 12b-1 Distribution Plan for the Corporation on behalf of the current Institutional Shares of the Fund.

WHAT IS THE AMENDMENT TO THE INVESTMENT ADVISORY CONTRACT?
The amendment is to change the current annual Advisory fee from .40 of 1% of the average daily net assets of the Fund to .60 of 1% of the average daily net assets of the Fund.

WHY IS THE AMENDMENT TO THE INVESTMENT ADVISORY CONTRACT BEING PROPOSED?
The Fund intends to change its investment policies to seek current income while minimizing the degree of share-price fluctuation. The purpose of the investment policy changes are to offer investors an investment portfolio in the "ultra short" bond category. Ultra short funds are defined primarily by their duration which is generally one year or less. As a result of the Fund's changes in investment policies, the name of the Fund will be changed to "Federated Ultrashort Bond Fund" and the Fund will maintain, under normal market conditions, an average effective portfolio duration of one year or less.

The Fund's new investment strategy will be designed to provide the opportunity for increased yield relative to a money market fund, and, at the same time, to minimize the Fund's sensitivity to changes in interest rates. The Fund will combine securities with long and short maturities and securities with higher and lower credit quality, including foreign and high-yield securities.

The Federated Ultrashort Bond Fund will be designed for investors who seek higher yields than money market funds generally offer and who are willing to accept principal fluctuation and credit risk in order to achieve this goal. The Fund's investment adviser believes that the increased advisory fee will be more representative of advisory fees charged by funds with which the Fund will compete.

WHY IS THE ADOPTION OF A RULE 12B-1 DISTRIBUTION PLAN FOR THE CORPORATION ON BEHALF OF THE CURRENT INSTITUTIONAL SHARES OF THE FUND BEING PROPOSED?
Only Institutional Shares shareholders are being asked to vote on this proposal.

After the Fund's change in investment policies and name, Institutional Shares will be redesignated as Institutional Service Shares. "Federated Ultrashort Bond Fund" will only offer Institutional Service Shares.

As a result, current INSTITUTIONAL SHARES SHAREHOLDERS are being asked to approve the adoption of the existing 12b-1 Distribution Plan.

                           PRELIMINARY PROXY STATEMENT

                       FEDERATED TOTAL RETURN SERIES, INC.

                   FEDERATED LIMITED DURATION GOVERNMENT FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 26, 1998

      A special meeting of the shareholders of Federated Limited Duration Government Fund (the "Fund"), a portfolio of Federated Total Return Series, Inc. (the "Corporation"), will be held at 3rd Floor, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on October 26, 1998, for the following purposes:

        1. TO AMEND THE INVESTMENT ADVISORY CONTRACT BETWEEN FEDERATED MANAGEMENT AND THE CORPORATION;

        2. TO ADOPT A RULE 12B-1 DISTRIBUTION PLAN FOR THE CORPORATION, ON BEHALF OF THE CURRENT INSTITUTIONAL SHARES OF THE FUND;

        3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      The Board of Directors has fixed September 17, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                        By Order of the Board of Directors



                                        Anthony R. Bosch
                                        Assistant Secretary


September 23, 1998


     PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.


YOU CAN HELP THE CORPORATION AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                       FEDERATED TOTAL RETURN SERIES, INC.

                   FEDERATED LIMITED DURATION GOVERNMENT FUND

                            FEDERATED INVESTORS FUNDS
                              5800 CORPORATE DRIVE
                       PITTSBURGH, PENNSYLVANIA 15237-7000

                                 PROXY STATEMENT


              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING


The enclosed proxy is solicited on behalf of the Board of Directors of the Corporation (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on October 26, 1998, at 3rd Floor, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Adviser. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund at no additional cost to the Fund. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as currently exists for instructions communicated in written form. The Adviser will reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to be beneficial owners of shares held of record by such persons.

At its meeting on August 20, 1998, the Board reviewed and approved an amendment to the Corporation's Investment Advisory Contract for the Federated Limited Duration Government Fund (the "Fund") and the Rule 12b-1 Distribution Plan relating to the Fund's Institutional Shares, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

      This proxy statement and the enclosed proxy card are expected to be mailed on or about September 23, 1998, to shareholders of record at the close of business on September 17, 1998 (the "Record Date"). On the Record Date, the Fund had _________ Institutional Shares and ______ Institutional Service Shares outstanding, each Share being entitled to one vote and fractional Shares having proportionate voting rights. As of ____, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Fund:
___. As of ____, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Fund: ___. On the record date, the Directors and Officers of the Corporation as a group owned less than 1% of the outstanding shares of the Fund.

      The Fund's semi-annual reports, which include unaudited financial statements for the six-months ended March 31, 1998, were previously mailed to shareholders. Requests for a semi-annual report may be made in writing to the Fund's principal executive offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400. The Fund's Annual Report containing audited financial statements will be mailed to shareholders no later than 60 days after the Fund's September 30, 1998 fiscal year end.


                PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, without regard to class shall be required to constitute a quorum for the purpose of voting on the proposal to approve or disapprove the amendment to the Investment Advisory Contract. Holders of one-third of the total number of outstanding shares of the Fund's Institutional Shares shall be required to constitute a quorum for the purpose of voting on the proposal to approve or disapprove a Rule 12b-1 distribution plan for Institutional Shares.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the proposal against any adjournment. If a quorum is not present, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, a majority of those Shareholders present in person or by proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     1. TO AMEND THE INVESTMENT ADVISORY CONTRACT BETWEEN FEDERATED MANAGEMENT AND THE CORPORATION, ON BEHALF OF THE FUND

CURRENT INVESTMENT ADVISORY CONTRACT

      On June 1, 1995, the Corporation entered into an investment advisory contract (the "Advisory Contract") with Federated Management ("Federated"). See "Attachment A" to this Proxy Statement. The Advisory Contract was approved by shareholders of the Fund on September 16, 1996.

      Under the current terms of the Advisory Contract, Federated, subject to the direction of the Directors, provides investment research and supervision of the investments of each of the portfolios of the Corporation including the Fund. Federated also conducts a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets.

      The Advisory Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Advisory Contract, Federated shall not be liable to the Corporation or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      The Advisory Contract provides that it will remain in effect for an initial term of two years from the date of its execution (i.e., until December 1, 1998) and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the vote of a majority of the Directors, including a majority of the Directors who are not parties to the Advisory Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated at any time with respect to the Fund, without the payment of any penalty, by the Directors of the Corporation or by a vote of a majority of the shareholders of the Fund on 60 days' written notice to Federated.

      Under the terms of the Advisory Contract, the Contract may be amended at any time by the vote of a majority of the Directors, including a majority of independent Directors, at a meeting called for that purpose, and, where required, on behalf of the Fund by a majority of the outstanding voting securities of the Fund.

PROPOSED AMENDMENT TO ADVISORY CONTRACT

      The Directors recommend that shareholders of the Fund approve an amendment to the Advisory Contract, providing for an increase in the advisory fees payable to Federated by the Fund to .60 of 1% of the average daily net assets of the Fund. The proposed amendment would not affect the terms of the Advisory Contract in any other manner. See "Attachment B" attached to this Proxy Statement. Currently, Federated is entitled to receive an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      At its August 20, 1998 meeting, the Board reviewed and approved a series of changes to the Fund to convert it into the "Federated Ultrashort Bond Fund." The purpose of the conversion is to offer investors an investment portfolio in the "ultra short" bond category. Ultra short funds are defined primarily by their duration which is generally one year or less. As a result of the Fund's changes in investment policies, the name of the Fund will be changed to Federated Ultrashort Bond Fund and the Fund will maintain, under normal market conditions, an average effective portfolio duration of one year or less.

      The Fund was initially offered to investors as a short-term alternative to a money market fund. Unlike the current investment strategy, the Fund's revised investment policies will be designed to provide the opportunity for increased yield, and, at the same time, will seek to minimize share price fluctuation as a result of changes in interest rates. The Fund's revised investment policies will combine securities with both long and short maturities and securities with higher and lower credit quality, including foreign and high-yield securities. The Federated Ultrashort Bond Fund will be designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some principal fluctuation and credit risk in order to achieve this goal.

      The Adviser believes that shareholders will benefit from the opportunities to be offered by the Fund including increased yield relative to a money market fund and an investment strategy which seeks to minimize interest rate sensitivity. The Adviser believes that the increased advisory fee would be more representative of advisory fees charged by funds with which the Fund will compete. As a result of the Fund's investment policy changes, a reverse stock split has been declared by the Board so that the net asset value of the Fund will approximate $2.00 per share. Shareholders will receive a prospectus shortly after the Special Meeting reflecting the Fund's new investment policies, name change and revised share price.

      In approving the increased advisory fee, the primary factors considered by the Directors were the nature and quality of the services provided by Federated and the benefits the revised investment policies may offer Fund shareholders.

      For the reasons stated above, the Board recommends the adoption of the increased investment advisory fee.

INFORMATION REGARDING FEDERATED MANAGEMENT

      Federated Management, a Delaware business trust organized in 1989, is a subsidiary of Federated Investors, Inc. All of the Class A Shares (Voting) of Federated Investors, Inc. are owned by a trust, the trustees of which are: John
F. Donahue, Chairman of the Board of Federated Investors, Inc.; Rhodora J. Donahue, wife of John F. Donahue; and J. Christopher Donahue, son of John F. Donahue and President, Chief Executive Officer and Trustee of Federated Investors, Inc. Federated Investors, Inc., which is a registered investment adviser under the Investment Advisers Act of 1940, and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts.

      The principal Executive Officers and the Trustees of the Adviser are set forth in the following table. Unless otherwise noted the business address of each Officer and Trustee is Federated Investors Tower, Pittsburgh, PA 15222-3779.



                                                OTHER SUBSTANTIAL
                        POSITION WITH           BUSINESS, PROFESSION,
NAME                    THE ADVISER             VOCATION OR EMPLOYMENT

John F. Donahue         Chairman                Chairman, Chief Executive and Trustee Officer
and Director of the
                                                Corporation; Chairman and Director, Federated Investors, Inc.; Chairman and
                                                Trustee, Federated Advisers, and Federated Research; Chairman and Director,
                                                Federated Research Corp. and Federated Global Research Corp.;
                                                Chairman, Passport Research, Ltd.

J. Christopher  Donahue President,              Executive Vice President and Director of Chief Executive Officer, the Corporation;
                        President and Director,
                        Chief Operating Officer, Federated Investors, Inc.; President and
                        and Trustee             Trustee, Federated Advisers and
                                                Federated Research; President and Director, Federated Research Corp.
                                                and Federated Global Research Corp.; President, Passport Research, Ltd.;
                                                Trustee, Federated Shareholder Services Company, and Federated Shareholder
                                                Services; Director, Federated Services Company.

John W. McGonigle       Trustee                 Executive Vice President, Secretary and
Treasurer of the Corporation; Executive
                                                Vice President, Secretary, and
                                                Director, Federated Investors,
                                                Inc.; Trustee, Federated
                                                Advisers and Federated Research;
                                                Director, Federated Research,
                                                Corp. and Federated Global
                                                Research Corp.; Trustee,
                                                Federated Shareholder Services
                                                Company; Director, Federated
                                                Services Company; President and
                                                Trustee, Federated Shareholder
                                                Services; Director, Federated
                                                Securities Corp.





                                                OTHER SUBSTANTIAL
                        POSITION WITH           BUSINESS, PROFESSION,
NAME                    THE ADVISER             VOCATION OR EMPLOYMENT

Mark D. Olson                 Trustee           Trustee, Federated Administrative
107 W. Market Street                            Services, Federated Advisers, Federated Georgetown, DE 19947
Investment Counseling, Federated                Research, Federated Shareholder
Services, Federated Shareholder                 Services Company; Partner, Wilson
Halbrook & Bayard

William D. Dawson       Executive Vice          Vice President, Federated Investors, Inc.;
                        President               Executive Vice President, Federated
                                                Advisers, Federated Global
                                                Research Corp., Federated
                                                Investment Counseling, Federated
                                                Research, Federated Research
                                                Corp., Passport Research, Ltd.

Henry A. Frantzen       Executive Vice          Vice President, Federated Investors, Inc.;
                        President               Executive Vice President, Federated
                                                Advisers, Federated Global
                                                Research Corp., Federated
                                                Investment Counseling, Federated
                                                Research, Federated Research
                                                Corp., Passport Research, Ltd.

J. Thomas Madden        Executive Vice          Vice President, Federated Investors, Inc.;
                        President               Executive Vice President, Federated
                                                Advisers, Federated Global
                                                Research Corp., Federated
                                                Investment Counseling, Federated
                                                Research, Federated Research
                                                Corp., Passport Research, Ltd.




      For the six-month period ended March 31, 1998, the Fund accrued $10,289 in investment advisory fees, all of which was waived by Federated. The advisory fees paid to Federated (prior to waivers) for the same period under the proposed increased investment advisory fee would have been $15,434.

      Federated Services Company ("FServ"),an affiliate of Federated, pursuant to an Administrative Service Agreement, provides the Fund with administrative personnel and services. The Fund paid administrative personnel and services fees of $77,288 for the six-month period ended March 31, 1998.

      FServ, through its subsidiary Federated Shareholder Services Company also serves as transfer and dividend disbursing agent for the Fund and as such maintains all necessary shareholder records. The Fund paid FServ $15,395 in transfer and dividend disbursing agent fees and expenses for the six-month period ended March 31, 1998.

      FServ maintains the Fund's accounting records for which it receives a fee. For the six-month period ended March 31, 1998, the Fund paid $29,280 in portfolio accounting fees.

      Federated Securities Corp., an affiliate of Federated, serves as the Fund's principal distributor and receives fees from the Fund pursuant to a Distribution plan to finance activities intended to result in the sale of the Corporation's Institutional Shares and Institutional Service Shares. The Fund paid Federated Securities Corp. $1,013 for the six-month period ended March 31, 1998, of which $810 was waived.

      The Fund pays Federated Shareholder Services, an affiliate of Federated, to finance certain services for shareholders and to maintain shareholder accounts for the Fund's Institutional Shares. The Fund paid Federated Shareholder Services $1,013 in shareholder servicing fees for the six-month period ended March 31, 1998.

      For the six-month period ended March 31, 1998, the Fund paid no brokerage commissions.

      Federated also acts as investment adviser to other registered investment companies which have a similar investment objective as the Fund. For the periods listed, Federated received the following investment advisory fees from these other investment companies. The approximate net assets (in millions) of the funds are as of September 1, 1998:




FUND NAME                     ADVISORY FEE      FEE PAID    FEE WAIVED  NET ASSETS

Federated Mortgage Fund1            0.40%       $6,692            $6,692            $5,028,168

Federated Total Return Bond Fund2   0.40%       $33,489           $33,489           $74,254,211

Federated Limited Duration Fund3    0.40%       $24,589           $22,579           $37,869,977

Federated U.S. Government
   Securities Fund: 5-10 Years4           0.50%       $143,246    $143,246    $81,283,429

Federated U.S. Government Bond Fund5      0.60%       $458,492    $122,217    $116,439,592





1 Advisory fee for the period from May 31, 1997 (date of initial public investment) to September 30, 1997. 2 Advisory Fee for the period from October 1, 1996 (date of initial public investment) to September 30, 1997. 3 Advisory fee for the period from October 1, 1996 (date of initial public investment) to September 30, 1997.
4     Advisory fee for the fiscal year ended February 28, 1998.
5 Advisory fee for the fiscal year ended August 31, 1997.

      The Directors have reviewed and unanimously approved the terms of the amendment to the Advisory Contract and directed that it be submitted to the Fund's shareholders for their approval. In the event that shareholders do not approve the amendment to the Advisory Contract the Fund will continue to operate under the present investment advisory contract. Approval with respect to the Fund, as defined by the 1940 Act, requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund whichever is less.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT TO THE ADVISORY CONTRACT WITH FEDERATED.

     2. TO ADOPT A RULE 12B-1 DISTRIBUTION PLAN FOR THE CORPORATION, ON BEHALF OF THE CURRENT INSTITUTIONAL SHARES OF THE FUND

                          THIS PROPOSAL IS TO BE CONSIDERED ONLY BY SHAREHOLDERS
OF INSTITUTIONAL SHARES OF THE FUND.

      Pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Rule"), a Distribution Plan ("Plan") between the Corporation and Federated Securities Corp. ("FSC"), the Corporation's principal distributor, was approved by the Corporation on August 20, 1998, on behalf of the Institutional Shares of the Federated Limited Duration Government Fund. The Plan was unanimously approved by the Directors including the members of the Board who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto ("Disinterested Directors"). The Board has directed that the Plan be submitted to shareholders for their approval. A copy of the Plan is included as "Attachment C" to this Proxy Statement.

      The Rule regulates the circumstances under which an investment company may bear expenses associated with the distribution of its shares. If the shareholders approve the Plan at this Special Meeting, it will remain in effect for one year from the date of its execution and it may be continued annually thereafter if approved by a majority vote of the Directors, including a majority of Disinterested Directors, cast in person at a meeting called for that purpose.

      Currently, the Fund has in place a Rule 12b-1 Distribution Plan for its Institutional Service Shares. The Plan was adopted by the Corporation on June 1, 1996 and last amended on December 1, 1996 in order to add the Institutional Service Shares of the Fund to the Plan. Payments under the current Plan are made by the Fund to FSC at the monthly rate of .25 of 1% of the average aggregate net assets value of the Institutional Service Shares. For the six-month period ended March 31, 1998, the Fund accrued $1,013 under the Distribution Plan, of which $810 was voluntarily waived. The terms of the proposed Plan for Institutional Shares are substantially similar to the terms of the current Institutional Service Shares plan.

      The Plan is designed to finance the activities of FSC which are principally intended to result in the sale of Shares of the Fund. These activities may include: (a) providing incentives to broker/dealers ("Brokers") to sell Shares and to provide administrative support services to the Fund and its shareholders; (b) compensating other participating financial institutions and other persons ("Administrators") for providing administrative support services to the shares of the Fund and their shareholders; (c) paying for the costs incurred in conjunction with advertising and marketing of shares including expenses of preparing, printing and distribution prospectuses and sales literature to prospective shareholders, Brokers or Administrators; and (d) other costs incurred in the implementation and operation of the Plan. In compensation for these services, Federated will be paid a monthly fee by the Corporation on behalf of the Institutional Shares of the Fund computed at an annual rate of .25 of 1% of the average aggregate net asset value of the Institutional Shares

      The Corporation will make no payments in connection with the sale of Institutional Shares other than the fees paid to FSC under the Plan. As a result, the Corporation does not pay the unreimbursed expenses of FSC in excess of amounts received by it from the Corporation, interest carrying or other financing charges in connection with excess amounts expended, or FSC's overhead expenses. Since the Plan is a "compensation" type plan, payments under the Plan may result in a profit to FSC.

      Pursuant to an Agreement between FSC and the Brokers and Administrators, FSC will pay Brokers and Administrators a monthly fee for providing distribution and/or administrative services to the Institutional Shares of the Fund. These services include, but are not limited to:

(1)   communicating account openings;

(2)   communicating account closings;

(3)   entering purchase transactions;

(4)   entering redemption transactions;

(5) providing or arranging to provide accounting support for all transactions, wiring funds and receiving funds for Share purchases and redemptions, confirming and reconciling all transactions, reviewing the activity in Fund accounts, and providing training and supervision of personnel;

(6) posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Fund's transfer agent;

(7) maintaining and distributing current copies of prospectuses and shareholder reports;

(8) continuously advertising the availability of services and products;

(9) continuously providing names of potential new accounts;

(10) continuously designing materials to send to customers and developing methods of making such materials accessible to customers; and

(11) responding to questions about the Institutional Shares of the Fund from customers and potential customers.

      The fees which FSC pays to Brokers and Administrators do not necessarily have a direct relationship to the costs incurred by Brokers and Administrators in providing administrative services. The fees are based upon the net asset value of Shares of the Portfolios which are owned by clients and customers of the Brokers or Administrators. The schedules of fees and the basis upon which such fees will be paid to Brokers and Administrators are determined from time to time by FSC.

      The Directors believe that the Plan will benefit the Fund and the shareholders of Institutional Shares. Among the benefits which are expected to accrue to the Fund and its shareholders are: (1) shareholders, through Administrators and Brokers, can achieve a more efficient use of their assets by having them rapidly invested in the Fund, with a minimum of delay and administrative detail; (2) a more predictable flow of cash, which provides investment flexibility in seeking to achieve the Fund's investment objective and better enables the Fund to meet redemption demands without liquidating portfolio instruments at inopportune times; (3) a reduction in the per share expenses of the Fund, as a result of increased assets in the Fund; and (4) the Fund can provide, through use of Administrators and Brokers, an efficient and reliable shareholder records system and prompt responses to shareholder requests and inquiries concerning their accounts.

      Each year that the Plan remains in effect, FSC will prepare and furnish to the Directors a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. While the Plan is in effect, the selection and nomination of Disinterested Directors of the Corporation shall be committed to the discretion of the Disinterested Directors then in office.

      FSC has the right to select, at its sole discretion, the Brokers and Administrators to participate in the Plan and to terminate without cause and in its sole discretion, any agreement with a Broker or Administrator under the Plan. All material amendments to the Plan must be approved by a majority vote of the Directors, including a majority of the Disinterested Directors, cast in person at a meeting called for that purpose. The Plan may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Plan without being approved by a majority of the outstanding voting securities of the Fund. The Plan and any related agreements to the Plan, may be terminated with respect to the Fund at any time by (a) a majority vote of the Disinterested Directors, (b) a majority vote of the outstanding Shares of the Fund, or (c) on 60 days' notice to the Corporation by FSC.

      The Directors have reviewed and unanimously approved the terms of the Plan and directed that it be submitted to shareholders for their approval. On August 20, 1998, the Board of Directors approved the redesignation of the Fund's Institutional Shares as Institutional Service Shares, contingent upon shareholder approval of a Rule 12b-1 Plan on behalf of the current Institutional Shares shareholders. In the event that the Plan is not approved by holders of Institutional Shares, the Fund will no longer offer the Fund's Institutional Shares. Approval with respect to the Institutional Shares of the Fund, as defined by the 1940 Act, requires the affirmative vote of: (a) 67% or more of the Institutional Shares of the Fund present at the Special Meeting, if holders of more than 50% of the outstanding Institutional Shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding Institutional Shares of the Fund whichever is less.

     THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS APPROVE THE DISTRIBUTION PLAN

       FEDERATED LIMITED DURATION GOVERNMENT FUND-SUMMARY OF FUND EXPENSES

The following Fee Tables and Examples summarize the various costs and expenses that a shareholder of each class will currently bear, either directly or indirectly, and such costs and expenses as they would appear upon shareholder approval of both the amendment to the Investment Advisory Contract between Federated and the Corporation increasing the advisory fee payable by the Fund to Federated, and the Rule 12-b1 Distribution Plan for the Institutional Shares.

                              INSTITUTIONAL SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

                                                      CURRENT        PROPOSED
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                   None        None
Maximum Sales Charge Imposed on Reinvested Dividends
   (as a percentage of offering price)                   None        None
Contingent Deferred Sales Charge
    (as a percentage of original purchase price
     or redemption proceeds, as applicable)              None        None
Redemption Fee (as a percentage of amount
     redeemed, if applicable).                           None        None
Exchange Fee                                             None        None


                         ANNUAL FUND OPERATING EXPENSES
               (As a percentage of projected average net assets)*

                                                      CURRENT     PROPOSED
Management Fee (after waiver)                         0.11%(1)    0.11%(2)
12b-1 Fee (after waiver)                              None        0.05%(3)
Total Other Expenses                                  0.24%       0.24%
      Shareholder Services Fee(4)                     0.00%       0.00%
Total Operating Expenses (after waiver)               0.35%(5)    0.40%(6)

(1)The estimated management fee has been reduced to reflect the anticipated voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.
(2)The estimated management fee has been reduced to reflect the anticipated voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.60%.
(3)The 12b-1 fee has been reduced to reflect the anticipated voluntary waiver of a portion of the fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.
(4)The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending September 30, 1998. If the Fund were paying or accruing the shareholder services fee in respect to its Institutional Share class, it would be able to pay up to 0.25% of its average daily net assets attributable to the Institutional Shares for the shareholder services fee. See "Fund Information" in the Fund's prospectus.
(5) The total operating expenses are estimated to be 0.64% absent the anticipated voluntary waiver of a portion of its management fee.
(6) The total operating expenses are estimated to be 1.09% absent the anticipated voluntary waiver of a portion of its management fee and 12b-1 fee.
* Total operating expenses attributable to the Institutional Shares are estimated based on average expenses expected to be incurred during the period ending September 30, 1998. During the course of this period, expenses may be more or less than the average amount shown.
The purpose of this table is to assist an investor in understanding the various costs and expenses that a holder of Institutional Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information" in the Fund's prospectus. Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
CURRENT           $4          $11         $20         $44
PROPOSED          $4          $13         $22         $51

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUND'S FISCAL YEAR ENDING SEPTEMBER 30, 1998.

                          INSTITUTIONAL SERVICE SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

                                                      CURRENT      PROPOSED
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                 None        None
Maximum Sales Charge Imposed on Reinvested Dividends
   (as a percentage of offering price)                 None        None
Contingent Deferred Sales Charge
    (as a percentage of original purchase price
     or redemption proceeds, as applicable)            None        None
Redemption Fee (as a percentage of amount
     redeemed, if applicable).                         None        None
Exchange Fee                                           None        None


                         ANNUAL FUND OPERATING EXPENSES
               (As a percentage of projected average net assets)*

                                                    CURRENT     PROPOSED
Management Fee (after waiver)                       0.11%(1)    0.11%(2)
12b-1 Fee (after waiver)(3)                         0.05%       0.05%
Total Other Expenses                                0.49%       0.49%
      Shareholder Services Fee                      0.25%       0.25%
Total Operating Expenses (after waiver)             0.65%(4)    0.65%(5)

(1)The estimated management fee has been reduced to reflect the anticipated voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.
(2)The estimated management fee has been reduced to reflect the anticipated voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.60%.
(3)The 12-b1 fee has been reduced to reflect the anticipated voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.
(4)The total operating expenses are estimated to be 1.14% absent the anticipated voluntary waiver of a portion of its management fee and 12b-1 fee.
(5)The total operating expenses are estimated to be 1.34% absent the anticipated voluntary waiver of a portion of its management fee and 12b-1 fee.
* Total operating expenses attributable to the Institutional Service Shares are estimated based on average expenses expected to be incurred during the period ending September 30, 1998. During the course of this period, expenses may be more or less than the average amount shown.
The purpose of this table is to assist an investor in understanding the various costs and expenses that a holder of Institutional Service Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information" in the Fund's prospectus. Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
CURRENT           $7          $21         $36         $81
PROPOSED          $7          $21         $36         $81

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUND'S FISCAL YEAR ENDING SEPTEMBER 30, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Total Return Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

SHAREHOLDERS                                              ARE REQUESTED TO
                                                          COMPLETE, DATE AND
                                                          SIGN THE ENCLOSED
                                                          PROXY CARD AND RETURN
                                                          IT IN THE ENCLOSED
                                                          ENVELOPE, WHICH NEEDS
                                                          NO POSTAGE IF MAILED
                                                          IN THE UNITED STATES.


                       By Order of the Board of Directors


                                Anthony R. Bosch
                                Assistant Secretary
September 23, 1998

                       FEDERATED TOTAL RETURN SERIES, INC.

                   FEDERATED LIMITED DURATION GOVERNMENT FUND

                               INVESTMENT ADVISER
FEDERATED MANAGEMENT
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779






















Cusip 31428Q606
Cusip 31428Q705
(9/98)

                                  ATTACHMENT A

                       FEDERATED TOTAL RETURN SERIES, INC.

                          INVESTMENT ADVISORY CONTRACT


      This Contract is made this June 1, 1995, between Federated Management, a Delaware Business Trust having its principal place of business in Pittsburgh, Pennsylvania (the "Adviser"), and Federated Total Return Series, Inc., a Maryland Corporation having its principal place of business in Pittsburgh, Pennsylvania (the "Corporation").

     WHEREAS the Corporation is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

     WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. The Corporation hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Corporation which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Directors of the Corporation, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

      2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Articles of Incorporation and By-Laws of the Corporation and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

      3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Corporation expenses, including, without limitation, the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Corporation, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Directors and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Corporation and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Corporation to indemnify its officers and Directors and agents with respect thereto.

      4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

      5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

      6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Directors as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Directors and thereafter for successive periods of one year, subject to approval as described above.

      8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Directors of the Corporation or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

      9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Corporation or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Contract or interested persons of any such party to this Contract (other than as Directors of the Corporation) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

      12. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

      13. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      14. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

NAME CHANGED TO FEDERATED TOTAL RETURN BOND FUND ON 9/16/96

                                    EXHIBIT A
                                     to the
                          Investment Advisory Contract

                     FEDERATED GOVERNMENT TOTAL RETURN FUND

      For all services rendered by Adviser hereunder, the above-named Fund of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this June 1, 1995.



 Attest:                                  FEDERATED MANAGEMENT




/s/ John W. McGonigle                     /s/ William D. Dawson
                        Secretary                     Executive Vice President



Attest:                                   FEDERATED TOTAL RETURN SERIES, INC.



/s/ S. Elliott Cohan                         By:/s/ John W. McGonigle
              Assistant Secretary                               Vice President

PORTFOLIO TERMINATED - 8/96

                                    EXHIBIT B
                                     to the
                          Investment Advisory Contract

                     FEDERATED SHORT-TERM TOTAL RETURN FUND

      For all services rendered by Adviser hereunder, the above-named Fund of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this June 1, 1995.



 Attest:                                  FEDERATED MANAGEMENT




/s/ John W. McGonigle                         By:/s/ W. D. Dawson
                        Secretary                     Executive Vice President



Attest:                                   FEDERATED TOTAL RETURN SERIES, INC.



/s/ S. Elliott Cohan                      By: /s/ John W. McGonigle
              Assistant Secretary                               Vice President

NAME CHANGED TO FEDERATED LIMITED DURATION FUND - EFFECTIVE 9/16/96

                                    EXHIBIT C
                                     to the
                          Investment Advisory Contract

                  Federated Total Return Limited Duration Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this September 1, 1996.



 Attest:                                  Federated Management




/s/ Stephen A. Keen                       By  /s/ J. Thomas Madden
Secretary                                    Executive Vice President



Attest:                                   Federated Total Return Series, Inc.



/s/ S. Elliott Cohan                      By: /s/ Glen R. Johnson
Assistant Secretary                          Vice President

                                    EXHIBIT D
                                     to the
                          Investment Advisory Contract

                   Federated Limited Duration Government Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this December 1, 1996.



 Attest:                                  Federated Management




/s/ Stephen A. Keen                       By/s/ William D. Dawson, III
Secretary                                    Executive Vice President



Attest:                                   Federated Total Return Series, Inc.



/s/ J. Crilley Kelly                      By: /s/ John W. McGonigle
Assistant Secretary                          Vice President

NAME CHANGED TO FEDERATED GOVERNMENT FUND - EFFECTIVE 9/16/96

                                    EXHIBIT E
                                     to the
                          Investment Advisory Contract

                     Federated Total Return Government Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this December 1, 1996.



 Attest:                                  Federated Management




/s/ Stephen A. Keen                       By/s/ William D. Dawson, III
Secretary                                    Executive Vice President



Attest:                                   Federated Total Return Series, Inc.



/s/ J. Crilley Kelly                      By: /s/ John W. McGonigle
Assistant Secretary                          Vice President

                                  ATTACHMENT B

                                    EXHIBIT F
                                     to the
                          Investment Advisory Contract

                         Federated Ultrashort Bond Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .60 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .60 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this                 , 1998.



                                    Federated Management




                                    By
                                    Name:
                                    Title:


                                    Federated Total Return Series, Inc.



                                    By:
                                    Name:
                                    Title:

                                  ATTACHMENT C

                       FEDERATED TOTAL RETURN SERIES, INC.

     DISTRIBUTION PLAN This Distribution Plan ("Plan") is adopted as of June 1, 1996, by the Board of Directors of Federated Total Return Series, Inc. (the "Corporation"), a "Massachusetts business trust" "" Maryland corporation with respect to certain classes of shares ("Classes") of the portfolios of the Corporation (the "Funds") set forth in exhibits hereto.

   1. This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Act"), so as to allow the Corporation to make payments as contemplated herein, in conjunction with the distribution of Classes of the Funds ("Shares").

   2. This Plan is designed to finance activities of Federated Securities Corp. ("FSC") principally intended to result in the sale of Shares to include: (a) providing incentives to financial institutions ("Financial Institutions") to sell Shares; (b) advertising and marketing of Shares to include preparing, printing and distributing prospectuses and sales literature to prospective shareholders and with Financial Institutions; and (c) implementing and operating the Plan. In compensation for services provided pursuant to this Plan, FSC will be paid a fee in respect of the following Classes set forth on the applicable exhibit.

3. Any payment to FSC in accordance with this Plan will be made pursuant to the "Distributor's Contract" entered into by the Corporation and FSC. Any payments made by FSC to Financial Institutions with funds received as compensation under this Plan will be made pursuant to the "Financial Institution Agreement" entered into by FSC and the Institution.

   4. FSC has the right (i) to select, in its sole discretion, the Financial Institutions to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Financial Institution Agreement.

   5. Quarterly in each year that this Plan remains in effect, FSC shall prepare and furnish to the Board of Directors of the Corporation and the Board of Directors shall review, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

6. This Plan shall become effective with respect to each Class (i) after approval by majority votes of: (a) the Corporation's Board of Directors (b) the members of the Board of the Corporation who are not interested persons of the Corporation and have no direct or indirect financial interest in the operation of the Corporation's Plan or in any related documents to the Plan ("Disinterested Directors), cast in person at a meeting called for the purpose of voting on the Plan; and (c) the outstanding voting securities of the particular Class , as defined in Section 2(a)(42) of the Act and (ii) upon execution of an exhibit adopting this Plan with respect to such Class.

7. This Plan shall remain in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial year of this Plan for the period of one year from the date set forth above and may be continued thereafter if this Plan is approved with respect to each Class at least annually by a majority of the Corporation's Board of Directors and a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Plan. If this Plan is adopted with respect to a Class after the first annual approval by the Directors as described above, this Plan will be effective as to that Class upon execution of the applicable exhibit pursuant to the provisions of paragraph 6(ii) above and will continue in effect until the next annual approval of this Plan by the Directors and thereafter for successive periods of one year subject to approval as described above.

   8. All material amendments to this Plan must be approved by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on it.

   9. This Plan may not be amended in order to increase materially the costs which the Classes may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of the Classes as defined in Section 2(a)(42) of the Act.

   10. This Plan may be terminated with respect to a particular Class at any time by: (a) a majority vote of the Disinterested Directors; or
        (b) a vote of a majority of the outstanding voting securities of the particular Class as defined in Section 2(a)(42) of the Act; or (c) by FSC on 60 days' notice to the Corporation.

   11. While this Plan shall be in effect, the selection and nomination of Disinterested Directors of the Corporation shall be committed to the discretion of the Disinterested Directors then in office.

   12. All agreements with any person relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Paragraph 10 herein.

   13. This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

THIS PORTFOLIO WAS TERMINATED IN 8/96.

                                    EXHIBIT A
                                     to the
                                Distribution Plan

                       FEDERATED TOTAL RETURN SERIES, INC.

                     FEDERATED SHORT-TERM TOTAL RETURN FUND
                          INSTITUTIONAL SERVICE SHARES

     This Distribution Plan is adopted by Federated Total Return Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the Institutional Service Shares of Federated Short-Term Total Return Fund held during the month.

         Witness the due execution hereof this 1st day June, 1996 .



                                    Federated Total Return Series, Inc.


                                    By:  /s/Glen R. Johnson
                                    President

                                    EXHIBIT B
                                     to the
                                Distribution Plan

                       FEDERATED TOTAL RETURN SERIES, INC.

                        FEDERATED TOTAL RETURN BOND FUND
                          INSTITUTIONAL SERVICE SHARES

     This Distribution Plan is adopted by Federated Total Return Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.

         In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the Institutional Service Shares of Federated Total Return Bond Fund held during the month.

         Witness the due execution hereof this 1st day June, 1996 .



                                    Federated Total Return Series, Inc.


                                    By:  /s/ Glen R. Johnson
                                    President

           NAME CHANGED TO FEDERATED LIMITED DURATION FUND ON 9/16/96

                                    EXHIBIT C

                                     to the

                                Distribution Plan

                       FEDERATED TOTAL RETURN SERIES, INC.

                  FEDERATED TOTAL RETURN LIMITED DURATION FUND
                          INSTITUTIONAL SERVICE SHARES

     This Distribution Plan is adopted by Federated Total Return Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.

            In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net assets value of the Institutional Service Shares of Federated Total Return Limited Duration Fund held during the month.

            Witness the due execution hereof this 1st day of September, 1996.



                                          Federated Total Return Series, Inc.



                                          By:  /s/ Glen R. Johnson
                                          President

                                    EXHIBIT D

                                     to the

                                Distribution Plan

                       FEDERATED TOTAL RETURN SERIES, INC.

                   FEDERATED LIMITED DURATION GOVERNMENT FUND
                          INSTITUTIONAL SERVICE SHARES

     This Distribution Plan is adopted by Federated Total Return Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.

            In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net assets value of the Institutional Service Shares of Federated Limited Duration Government Fund held during the month.

            Witness the due execution hereof this 1st day of December, 1996.



                                          Federated Total Return Series, Inc.



                                          By:/s/ Glen R. Johnson
                                                President

NAME CHANGED TO FEDERATED GOVERNMENT FUND ON 9/16/96

                                    EXHIBIT E

                                     to the

                                Distribution Plan

                       FEDERATED TOTAL RETURN SERIES, INC.

                     FEDERATED TOTAL RETURN GOVERNMENT FUND
                          INSTITUTIONAL SERVICE SHARES

     This Distribution Plan is adopted by Federated Total Return Series, Inc. with respect to the Class of Shares of the portfolio of the Corporation set forth above.

            In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net assets value of the Institutional Service Shares of Federated Total Return Government Fund held during the month.

            Witness the due execution hereof this 1st day of December, 1996.



                                          Federated Total Return Series, Inc.



                                          By:/s/ Glen R. Johnson
                                                President








                                [Account Number]

                   FEDERATED LIMITED DURATION GOVERNMENT FUND

          Proxy for Special Meeting of Shareholders - October 26, 1998

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Limited Duration Government Fund (the "Fund"), a portfolio of Federated Total Return Series, Inc. (the "Corporation") hereby appoint Anthony Bosch, Patty Connor, Kary Moore, Ginger Coogle, and Anne Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Federated Limited Duration Government Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 26, 1998, at 3rd Floor, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1        To amend the Investment Advisory Contract between Federated
                  Management and the Corporation, on behalf of the Fund
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 2        To adopt a Rule 12b-1 Distribution Plan for the Corporation, on behalf of the current Institutional Shares of the Fund
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return            _____________________
this card as soon as possible.              Date
Mark with an X in the box.                  _____________________
                                            Signature

                                            ------------------------
                                            Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.